SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 18, 2001
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-51636 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal executive offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
EXHIBIT INDEX
EXHIBIT 1.3
EXHIBIT 4.8
EXHIBIT 4.9
EXHIBIT 10.2

Item 5. Other Events.

      Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-51636) filed with the Securities and Exchange Commission (the “Commission”) on December 11, 2000 and Amendment No. 1 thereto filed with the Commission on January 12, 2001 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the “Act”). Reference is also hereby made to the Prospectus dated February 15, 2001 and the related Prospectus Supplement dated May 11, 2001, as filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant’s Auto Loan Backed Notes Series 2001-B, consisting of Class A-1 Auto Loan Backed Notes, Class A-2 Auto Loan Backed Notes, Class A-3 Auto Loan Backed Notes and Class A-4 Auto Loan Backed Notes (the “Notes“or the “Offered Notes”).

      The Offered Notes were sold to Salomon Smith Barney (“Salomon”) and Credit Suisse FirstBoston Corporation (“CS First Boston and, together with Salomon, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of May 11, 2001 (the “Underwriting Agreement”) between the Registrant and Salomon, as representative of itself, and CS First Boston. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.3.

      The Notes were issued pursuant to an Indenture dated as of May 1, 2001 (the “Indenture”) among Onyx Acceptance Owner Trust 2001-B (the “Trust”) and The Chase Manhattan Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.8.

      The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

      Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of May 1, 2001 (the “Trust Agreement”) among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.9.

      The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of May 1, 2001 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.2. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $304,191,116.98 (the “Initial Cut-Off Pool Balance”) as of May 1, 2001 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but before May 10, 2001 (the “Subsequent Cut-Off Date”) with a total principal balance of $35,050,268.93 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $60,758,614.09 in a segregated trust account

(the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on August 13, 2001.

      Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$304,191,116.98

Number of contracts	24,163

Average principal balance outstanding	$12,589.13

Average original amount financed	$13,662.26

Original amount financed (range)	$1,500.01 to $73,742.57

Weighted average APR	12.81%

APR (range)	2.90% to 25.32%

Weighted average original term	58.04 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	55.54 mos.

Remaining term (range)	5 to 72 mos.

Distribution by APRs of the Initial Contracts

		% of
		Initial		% of Initial Cut-Off
APR Range	Initial Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	228	0.94%	$4,122,809.23	1.36%

7.001% to 8.000%	2,712	11.22%	47,110,437.49	15.49%

8.001% to 9.000%	2,501	10.35%	41,229,913.71	13.55%

9.001% to 10.000%	1,767	7.31%	25,394,598.10	8.35%

10.001% to 11.000%	1,262	5.22%	16,477,032.78	5.42%

11.001% to 12.000%	1,351	5.59%	17,081,849.57	5.62%

12.001% to 13.000%	1,521	6.29%	18,257,582.25	6.00%

13.001% to 14.000%	1,571	6.50%	18,474,715.46	6.07%

14.001% to 15.000%	1,907	7.89%	21,653,149.50	7.12%

15.001% to 16.000%	1,851	7.66%	20,818,191.08	6.84%

16.001% to 17.000%	1,697	7.02%	18,518,940.09	6.09%

17.001% to 18.000%	1,560	6.46%	16,123,781.45	5.30%

18.001% to 19.000%	1,343	5.56%	13,775,813.82	4.53%

19.001% to 20.000%	1,131	4.68%	10,754,570.62	3.54%

20.001% to 21.000%	1,015	4.20%	8,558,976.59	2.81%

Over 21.000%	746	3.09%	5,838,755.24	1.92%

Totals	24,163	100.00%*	$304,191,116.98	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

		% of		% of
	Number of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	242	1.00%	$3,570,685.47	1.17%

Arizona	889	3.68%	10,044,944.76	3.30%

California	6,196	25.64%	73,639,011.52	24.21%

Colorado	282	1.17%	3,429,298.57	1.13%

Connecticut	39	0.16%	507,584.17	0.17%

Delaware	283	1.17%	3,212,108.21	1.06%

Florida	1,552	6.42%	19,603,727.02	6.44%

Georgia	1,074	4.44%	15,227,360.63	5.01%

Idaho	179	0.74%	2,177,651.80	0.72%

Illinois	1,239	5.13%	15,874,918.20	5.22%

Indiana	480	1.99%	6,082,012.40	2.00%

Iowa	162	0.67%	2,090,441.06	0.69%

Kansas	79	0.33%	1,003,240.60	0.33%

Kentucky	283	1.17%	3,479,740.70	1.14%

Maryland	502	2.08%	7,511,127.72	2.47%

Massachusetts	2,197	9.09%	27,429,339.71	9.02%

Michigan	1,331	5.51%	18,291,013.16	6.01%

Minnesota	212	0.88%	2,977,421.97	0.98%

Missouri	455	1.88%	6,038,470.70	1.99%

Montana	30	0.12%	373,167.70	0.12%

Nebraska	51	0.21%	592,803.24	0.19%

Nevada	562	2.33%	5,920,489.50	1.95%

New Jersey	1,010	4.18%	12,530,222.57	4.12%

New York	2	0.01%	11,852.87	0.00%

North Carolina	713	2.95%	9,548,762.56	3.14%

Ohio	2	0.01%	26,281.23	0.01%

Oklahoma	194	0.80%	2,349,813.68	0.77%

Oregon	392	1.62%	5,017,937.99	1.65%

Pennsylvania	600	2.48%	7,110,373.39	2.34%

Rhode Island	60	0.25%	783,853.23	0.26%

South Carolina	284	1.18%	3,915,998.70	1.29%

Tennessee	265	1.10%	3,450,731.20	1.13%

Texas	725	3.00%	9,472,357.21	3.11%

Utah	145	0.60%	2,149,559.84	0.71%

Virginia	841	3.48%	11,398,214.08	3.75%

Washington	595	2.46%	7,185,250.89	2.36%

West Virginia	16	0.07%	163,348.73	0.05%

Totals	24,163	100.00%	304,191,116.98	100.00%*

*	Percentages may not add to 100% because of rounding.

      Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$35,050,268.93

Number of Contracts	2,599

Average principal balance outstanding	$13,486.06

Average original amount financed	$13,486.06

Original amount financed (range)	$1,550.01 to $69,376.75

Weighted average APR	12.45%

APR (range)	5.90% to 25.00%

Weighted average original term	57.84 mos.

Original term (range)	12 to 72 mos.

Weighted average remaining term	57.82 mos.

Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of	% of		% of Final
	Subsequent	Subsequent	Principal	Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	124	4.77	2,214,070.22	6.32

7.001% to 8.000%	243	9.35	4,478,491.11	12.78

8.001% to 9.000%	224	8.62	3,886,244.27	11.09

9.001% to 10.000%	210	8.08	3,054,232.71	8.71

10.001% to 11.000%	155	5.96	2,177,281.03	6.21

11.001% to 12.000%	159	6.12	2,108,873.03	6.02

12.001% to 13.000%	201	7.73	2,557,842.95	7.30

13.001% to 14.000%	217	8.35	2,764,389.41	7.89

14.001% to 15.000%	206	7.93	2,481,680.28	7.08

15.001% to 16.000%	206	7.93	2,486,809.06	7.09

16.001% to 17.000%	172	6.62	1,951,974.68	5.57

17.001% to 18.000%	168	6.46	1,851,736.57	5.28

18.001% to 19.000%	101	3.89	1,031,584.89	2.94

19.001% to 20.000%	89	3.42	866,801.95	2.47

20.001% to 21.000%	64	2.46	620,804.21	1.77

Over 21.000%	60	2.31	517,452.56	1.48

Totals	2,599	100.00	35,050,268.93	100.00

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

		% of		% of Final
	Number of Subsequent	Subsequent	Principal	Cut-Off
	Contracts	Contracts	Balance	Pool Balance

Alabama	25	0.96	261,847.30	0.75

Arizona	106	4.08	1,485,427.86	4.24

California	541	20.82	8,233,776.18	23.49

Colorado	50	1.92	585,681.28	1.67

Connecticut	7	0.27	85,441.90	0.24

Delaware	32	1.23	349,758.83	1.00

Florida	179	6.89	2,276,653.36	6.50

Georgia	114	4.39	1,761,196.45	5.02

Idaho	24	0.92	256,514.76	0.73

Illinois	156	6.00	2,147,888.63	6.13

Indiana	71	2.73	796,724.57	2.27

Iowa	22	0.85	318,917.39	0.91

Kansas	13	0.50	125,601.84	0.36

Kentucky	38	1.46	491,075.77	1.40

Maryland	46	1.77	660,939.46	1.89

Massachusetts	70	2.69	993,268.11	2.83

Michigan	139	5.35	2,045,748.83	5.84

Minnesota	27	1.04	360,597.46	1.03

Missouri	64	2.46	887,917.83	2.53

Montana	3	0.12	38,211.89	0.11

Nebraska	6	0.23	73,590.08	0.21

Nevada	72	2.77	797,980.15	2.28

New Jersey	142	5.46	1,774,273.44	5.06

North Carolina	114	4.39	1,415,777.45	4.04

Oklahoma	36	1.39	413,564.87	1.18

Oregon	26	1.00	302,362.77	0.86

Pennsylvania	108	4.16	1,299,228.26	3.71

Rhode Island	9	0.35	118,615.00	0.34

South Carolina	54	2.08	737,547.00	2.10

Tennessee	38	1.46	541,399.11	1.54

Texas	80	3.08	1,008,825.95	2.88

Utah	18	0.69	278,062.69	0.79

Virginia	132	5.08	1,641,896.95	4.68

Washington	37	1.42	483,955.51	1.38

Totals	2,599	100.00	35,050,268.93	100.00

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

Exhibit No.	Description

1.3	Underwriting Agreement dated as of May 11, 2001 by and among the Registrant and Salomon, as representative of the Underwriters

4.8	Indenture dated as of May 1, 2001 between Onyx Acceptance Owner Trust 2001-B and The Chase Manhattan Bank, as Indenture Trustee

4.9	Trust Agreement dated as of May 1, 2001 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

10.2	Sale and Servicing Agreement dated as of May 1, 2001 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

May 30, 2001	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

1.3	Underwriting Agreement dated as of May 11, 2001 by and among the Registrant and Salomon, as representative of the Underwriters

4.8	Indenture dated as of May 1, 2001 between Onyx Acceptance Owner Trust 2001-B and The Chase Manhattan Bank, as Indenture Trustee

4.9	Trust Agreement dated as of May 1, 2001 among the Registrant, as Depositor, Bankers Trust (Delaware), as Owner Trustee, and The Chase Manhattan Bank, as Trust Agent

10.2	Sale and Servicing Agreement dated as of May 1, 2001 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee and Trust Agent